Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
Note 8 — Income Taxes
The Company computes its provision for income taxes by applying the estimated annual effective tax rate to year-to-date income from recurring operations and adjust the provision for discrete tax items recorded in the period.
There has historically been no federal or state provision for income taxes because the Company has incurred operating losses and maintains a full valuation allowance against its net deferred tax assets. For the three and six months ended June 30, 2022 and 2021, the Company recognized no provision for income taxes consistent with the losses incurred and the valuation allowance against the deferred tax assets.
Utilization of net operating loss carryforwards, tax credits and other attributes may be subject to future annual limitations due to the ownership change limitations provided by Section 382 of the Internal Revenue Code and similar state provisions.
The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company is not currently under examination by income tax authorities in federal, state or other jurisdictions. All tax returns will remain open for examination by the federal and state authorities for three and four years, respectively, from the date of utilization of any net operating loss or credits.

Note 9 — Income Taxes
Components of Income Before Taxes
For financial reporting purposes, loss before income taxes includes the following components:

	As of December 31,
in thousands	2021	2020	2019
Domestic	$(258,167)	$(68,293)	$(53,179)
Foreign	—	—	—
Loss before income taxes	$(258,167)	$(68,293)	$(53,179)
Components of Tax Expense
The Company recognized a tax benefit of $0.4 million for the year ended December 31, 2021, primarily due to the release of valuation allowance associated with deferred tax liabilities as a result of the Apollo Fusion Inc. acquisition. For the year ended December 31, 2020 and 2019, the Company recognized no provision for income taxes consistent with the losses incurred and the valuation allowance against the deferred tax assets.

Effective Tax Rate
Reconciliation between the effective tax rate on income from continuing operations and the statutory tax rate of 21% is as follows:

	December 31,
	2021	2020	2019
U.S. federal provision at statutory rate	21.0%	21.0%	21.0%
Tax credits	1.1	1.0	2.2
Non-deductible executive compensation	(1.8)	—	—
Stock-based compensation	0.1	—	(0.1)
Convertible notes	(10.9)	(1.6)	—
Fair value adjustment	2.5	2.5	—
Change in valuation allowance	(11.6)	(22.8)	(22.3)
Other	(0.3)	(0.1)	(0.8)
Effective tax rate	0.1%	0.0%	0.0%
Deferred Taxes
The Company’s deferred income tax assets and liabilities are as follows:

	As of December 31,
in thousands	2021	2020
Deferred tax assets:
Net operating loss carry forward	$75,750	$45,768
Tax credits	10,005	4,403
Stock-based compensation	1,807	35
Operating lease liabilities	2,073	—
Intangibles	—	307
Accruals and reserves	4,350	362
Total deferred tax assets	93,985	50,875
Deferred tax liabilities:
Fixed assets	(709)	(787)
Right-of-use assets	(2,119)	—
Intangible assets	(2,534)	—
Total deferred tax liabilities	(5,362)	(787)
Net deferred tax assets before valuation allowance	88,623	50,088
Valuation allowance	(88,623)	(50,088)
Net deferred tax assets (liabilities)	$—	$—
The Company assesses the realizability of deferred tax assets based on the available evidence, including a history of taxable income and estimates of future taxable income. In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that all or some portion of deferred tax assets will not be realized. Due to the losses the Company generated in the current and prior years, the Company believes it is not more likely than not that all of the deferred tax assets can be realized. Accordingly, the Company established and recorded a full valuation allowance on its net deferred tax assets. The Company’s valuation allowance increased by $38.5 million and $20.7 million during the years ended December 31, 2021 and 2020, respectively.
As of December 31, 2021, the Company had $292.6 million of U.S. federal net operating loss carryforwards, of which $272.5 million will be carried forward indefinitely for U.S. federal tax purposes and $20.1 million will expire beginning in 2036. In addition, the Company has $211.7 million of state net operating loss carryforwards available to reduce future taxable income, if not utilized, will begin to expire beginning in 2036.

As of December 31, 2021, the Company also has federal and California research and development tax credit carryforwards of $
8.6
 million and $
7.7
 million, respectively. The federal research credit carryforwards will begin to expire in 2036 and California research credits can be carried forward indefinitely.
Utilization of the net operating loss and credit carryforwards may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses and tax credits before utilization. The events that may cause ownership changes include, but are not limited to, a cumulative stock ownership change of greater than 50% over a three-year period.
On December 27, 2020, the “Consolidated Appropriations Act, 2021” (the “CAA”) was signed into law. The CAA includes provisions meant to clarify and modify certain items put forth in CARES Act, while providing aid to businesses affected by the pandemic. The CAA allows deductions for expenses paid for by Paycheck Protection Program and Economic Injury Disaster Loan (“EIDL”) Program, clarifies forgiveness of EIDL advances, and other business provisions. The Company analyzed the provisions of the CAA and have appropriately accounted for the deductible costs associated with the PPP proceeds.
Unrecognized Tax Benefits
The Company accrues for uncertain tax positions identified, which are not deemed more likely than not to be sustained if challenged, and recognizes interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. The Company recorded no amounts of accrued interest and accrued penalties related to unrecognized tax benefits as of December 31, 2021, 2020 and 2019.
The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

	Year Ended December 31
in thousands	2021	2020	2019
Unrecognized tax benefits as of the beginning of the year	$4,842	$3,543	$1,569
Increases related to prior year tax provisions (acquisition)	487	—	—
Decrease related to prior year tax provisions	(1,112)	—	—
Increase related to current year tax provisions	897	1,299	1,974
Statute lapse	—	—	—
Unrecognized tax benefits as of the end of the year	$5,114	$4,842	$3,543
The unrecognized gross tax benefits would not reduce the annual effective tax rate if recognized because the Company has recorded a valuation allowance on its deferred tax assets.
As of December 31, 2021, the Company does not believe there will be a significant increase or decrease of unrecognized tax benefits within the next twelve months. The Company files income tax returns in the U.S. federal and various state jurisdictions. All tax returns will remain open for examination by the federal and state authorities for three and four years, respectively, from the date of utilization of any net operating loss or credits. There have been no examinations of our income tax returns by any tax authority.